Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act 1934


                           Date of Report May 15, 2001
                       (Date of earliest event reported)



                              HomeServices.Com Inc.
             (Exact name of registrant as specified in its charter)



   Delaware                        000-27327                      41-1945806
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation or
 organization)



 6800 France Avenue South, Suite 600  Edina, Minnesota                  55435
(Address of principal executive offices)                              Zip Code



Registrant's Telephone Number, including area code:  (612) 928-5900



                                        N/A
            (Former name or former address, if changed since last report)

Item 5.    Other Events

The Registrant announced May 14, 2001 that it has purchased J. D. Reece Realtors, the market leader in residential real estate brokerage in the greater Kansas City, Missouri area.

Item 7.  Financial Statements and Exhibits.

         Exhibits:  News Release date May 14, 2001

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HomeServices.Com Inc.


Dated:  May 15, 2001                By:     /s/  Paul J. Leighton
                                            Paul J. Leighton
                                            Secretary

                                 EXHIBIT INDEX

Exhibit No.
-----------

99              Press Release